Exhibit 99.1

POSTAL REALTY TRUST, INC. August 2019

Disclaimer & Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the federal securities laws . These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could . ” Forward - looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters . These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict . The Company’s actual results may differ materially from those expressed in, or implied by, the forward - looking statements . The Company is providing the information contained herein as of the date of this presentation . Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise . This presentation contains a discussion of financial measures that are not in accordance with generally accepted accounting principles in the United States (“GAAP”) . Non - GAAP financial measures may exclude items that are significant in understanding and assessing the Company’s financial results, and should not be considered in isolation or as an alternative to financial measures in accordance with GAAP . In addition, the Company’s presentation of these non - GAAP financial measures may not be comparable to similarly - titled measures used by other companies .

Investment Thesis 3 ▪ Attractive cap rates in a property sector that has not been institutionalized ▪ Strong tenant credit profile ▪ High lease renewal rates provide stability ▪ Upside from re - leasing of below - market leases STRONG RISK ADJUSTED RETURNS ▪ Growth opportunity through the roll - up of a fragmented property sector ▪ OP Units provide attractive purchase price consideration for aging owners with low tax basis ▪ Property management business provides sourcing opportunities UNTAPPED MARKET OPPORTUNITY ▪ Extensive post office and real estate expertise ▪ Emphasis on equity - based compensation for executive management and Board of Directors ▪ Board Chairman is the former Postmaster General of the USPS PROVEN MANAGEMENT TEAM WITH STRONG ALIGNMENT ▪ Robust e - commerce growth continues to drive USPS package revenue growth ▪ Significant barriers to entry limit competition ▪ Extensive infrastructure time and cost prohibitive to replicate USPS NETWORK CRITICAL TO “LAST MILE” DELIVERY

Postal Realty Trust Overview Proven Track Record of Institutionalizing Postal Real Estate Industry ▪ Founded in 2004 by Andrew Spodek as Nationwide Postal Management, Inc. ▪ Nation’s largest managers of properties leased by the United States Postal Service, as measured by rental income and square feet under management. Postal manages more than 2.6 million square feet of commercial property in 47 states ▪ 18 employees dedicated to property management, asset management, acquisitions and accounting of post offices ▪ The Company owns 274 post office properties and manages an additional 404 properties (1) ▪ Right of first offer on a proprietary pipeline of 254 properties Source: Company Filings (1) The 404 additional properties are managed by Postal Realty Management, the Company’s taxable REIT subsidiary (2) Postal Realty Trust also owns and manages one property in Galena, AK, which has been omitted from this map 4 M AIN P OST O FFICE (MPO) L OCATED IN D ENVER , PA PSTL’ S F OOTPRINT OF M ISSION C RITICAL MPO S (2) Owned Properties Managed Properties

Experienced Management Team Decades of Post Office and Real Estate Experience Andrew Spodek – Chief Executive Officer ▪ Founder and CEO of NPM, the largest manager of USPS - leased properties in the United States ▪ More than 20 years of experience exclusively focused on investing in and managing post office properties ▪ Prior to founding NPM, led acquisitions and property management for his family’s private real estate investment activities ▪ Serves on the board of directors of the Association of United States Postal Lessors ▪ M.S., Real Estate, New York University; B.B.A., Finance & International Management, Boston University Jeremy Garber – President, Treasurer and Secretary ▪ Joined NPM in January 2017 and leads all financial, operational and strategic activities of the company ▪ Prior to joining NPM, served as a consultant to private real estate investment companies and family offices ▪ From June 2014 to December 2015, served as the Chief Operating Officer of Burford Capital (LON: BUR), a London Stock Exchange - listed global finance firm focused on litigation finance and specialty finance for the legal industry ▪ From 2004 to 2014, served as the chief operating officer for various hedge funds, including Longacre Fund Management and Trilogy Capital Management ▪ From 1999 to 2004, worked at Lehman Brothers in Equity Capital Markets and Prime Brokerage divisions ▪ J.D., Benjamin N. Cardozo School of Law; B.S., Economics, Yeshiva University Matt Brandwein – Chief Accounting Officer ▪ Joined NPM in January 2019 and is responsible for all financial reporting activities of the company ▪ Prior to joining NPM and beginning in 2012 , held the role of Chief Accounting Officer of NorthStar Asset Management Group, Inc . (NYSE : NSAM), an NYSE - listed global asset management firm focused on managing real estate and other investment platforms until its merger with Colony Capital, Inc . (NYSE : CLNY), a publicly traded REIT ▪ From 1999 to 2011 , held various roles of increasing responsibility at Ernst & Young where he most recently served as a Senior Manager . Primary responsibilities included auditing financial statements for a diverse group of entities, including publicly traded real estate investment trusts, commercial real estate owners, development companies, homebuilders and opportunity and private equity funds ▪ Certified Public Accountant (CPA); B.S., Accounting, Yeshiva University 5

Strong Independent Board & Investor Alignment Extensive Post Office, Real Estate and Public Company Knowledge Note: Board of Directors includes Andrew Spodek 6 Patrick Donahoe – Chairman of the Board ▪ Served as the 73 rd Postmaster General of the USPS from October 2010 until his retirement in February 2015 ▪ Career with USPS spanned 39 years, having started as a postal clerk in Pittsburgh, PA in 1975 ▪ Prior to appointment as Postmaster General, served as the 19 th Deputy Postmaster General Barry Lefkowitz – Independent Director ▪ President and CEO of Huntington Road Advisors LLC, and Co - Founder of HMC Real Estate Services LLC ▪ Served as EVP and CFO of Mack - Cali Realty Corporation (NYSE: CLI) from 1996 to 2014 ▪ Served as Interim CFO of Brixmor Property Group Inc. (NYSE: BRX) in 2016 ▪ Serves on Board of Directors of ShopOne Centers REIT, Inc. Jane Gural - Senders – Independent Director ▪ Executive Director and Principal at GFP Real Estate, which owns and manages a portfolio of approximately 50 properties comprising 11 million square feet ▪ Serves on boards of directors for Gural JCC of the Greater Five Towns, Flatiron BID, Real Estate Committee for Yeshiva University and the American Associates of Ben - Gurion University Anton Feingold – Independent Director ▪ Managing Director and Associate General Counsel, Real Estate in the Legal Group of the Ares Management Corporation ▪ Vice President and Secretary at Ares Commercial Real Estate Corporation (NYSE: ACRE) ▪ Senior Associate at Clifford Chance LLP from 2004 to 2014, where he was a member of the firm’s capital markets and real estate groups Strong Alignment of Interests Management owns over 30% of the outstanding equity interest in PSTL Emphasis on equity - based compensation Internally managed and advised Opted out of Maryland anti - takeover provisions Independent Board of Directors with industry and public company expertise No stockholder rights plan Independent Chairman

U.S. Postal Service Today

United States Postal Service Overview and Key Facts ▪ USPS reported revenue of $70.6B for its fiscal year 2018 ▪ Provides universal delivery and retail service delivering approximately 493 million mail pieces to 159 million unique delivery points from 31,324 facilities a day – USPS handles 47% of the world’s mail by volume ▪ Employs 634,000 employees – second largest employer in the United States ▪ USPS sits at the core of the $1.4 trillion mailing industry, which employs over 7.5 million people ▪ Task Force on the U.S. Postal System refers to the USPS as being critical to the national infrastructure – In 2018, the USPS added 1.3 million delivery points to its network, issued 83.4 million money orders, processed and delivered 146.4 billion mail pieces and processed 36.8 million change of address requests – Processed and accepted 6.8 million passport applications in its 2018 fiscal year, comprising $204.6 million in revenue Source: 2018 Annual Report to Congress, 2018 10 - K, Report from the Task Force on the United States Postal System, USPS Office of Inspector General Website; 2019 USPS Postal Facts Companion 8 47% Of the world’s mail volume is handled by the USPS $70.6B In total operating revenue in FY 2018 31,324 Number of Postal Service – managed retail offices 159M Unique Delivery Points

E - Commerce Growth E - Commerce Has Fueled Revenue Growth for the Postal Service ▪ In 2018, U.S. consumer online spending increased 12.9% from 2017 to $504.6 billion and is expected to grow to $735.4 billion by 2023 ▪ As e - commerce has grown, the USPS’s shipping and package services have evolved rapidly and proven to be imperative to deliveries in the “last mile,” resulting in compound annual revenue growth of 10.5% since FY 2011 – The USPS considers itself to be the driving force of the e - commerce sector empowering retailers and e - tailers to meet growing consumer expectations in the digital era – Leverages information technology to process 4 terabytes of customer shipment information per minute ▪ Parcel Select, when package volume is delivered at the post office for the last mile of delivery, saves shippers time and money as the fastest growing shipping option – Parcel Select has driven shipping and package revenue, growing 25.8% compounded since FY 2011 9 E XPECTED G ROWTH IN E - C OMMERCE M ARKET A NNUAL P ARCEL S ELECT VS . T OTAL P ACKAGE R EVENUE $446 . 8 $504 . 6 $ 5 6 0 . 7 $ 6 1 3 . 0 $65 9 . 8 $70 0 . 6 $ 7 3 5 . 4 $ 0 . 0 $20 0.0 $40 0.0 $60 0.0 $80 0.0 201 7 201 8 201 9E 202 0E 202 1E 202 2E 202 3E Source: USPS Annual Report & 10 - K 2011 - 2018, Statista, Politifact ($ in billions) T OTAL R EVENUE VS . P ACKAGE D ELIVERY (% OF R EVENUE ) $1 . 3 $1 . 6 $2 . 1 $2 . 6 $3 . 4 $4 . 7 $5 . 7 $6 . 5 $ 1 0 . 7 $ 1 1 . 6 $13 . 5 $12.6 $17 . 4 $19 . 5 $21 . 5 12% 14% 17% 19% 22% $15.1 27% 29% 30% 0% 5% 10% 15% 20% 25% 30% $ 0 . 0 $ 6 . 0 $12 .0 $18 .0 $24 .0 FY201 2 FY201 4 FY201 6 FY201 8 Tota l P ackage Revenue Par cel Sel ect Reven ue % Parcel Sele ct ($ in billions) $67 . 8 $68 . 8 $70 . 4 $ 6 9 . 6 $70 . 6 20.0% 21.9% 24.8% 28.1% 30.5% 15% 20% 25% 30% 35% $50 .0 $55 .0 $60 .0 $65 .0 35% $70 .0 45% $75 .0 40% FY201 4 FY201 5 FY201 6 FY201 7 FY201 8 ($ in billions)

Unmatched Logistics & Property Network USPS Network is a Vital Component of Last Mile Infrastructure ▪ USPS properties are critical for the largest e - commerce logistics companies to provide last mile delivery ▪ The 31,324 USPS facilities represent the largest retail network in the United States − In rural areas, these facilities are often the single government touch - point within the community ▪ Postal facilities provide a practical and efficient node in the e - commerce logistics chain − USPS has the largest delivery network of any logistics company ▪ USPS’s network is both time and cost prohibitive to replicate, giving it a virtual monopoly on last mile delivery ▪ Amazon, FedEx and UPS manage the logistics and drop packages at local USPS facilities for delivery by the USPS via Parcel Select Source: USPS 2018 Annual Report to Congress, Report from the Task Force on the United States Postal System; 2019 USPS Postal Facts Companion 10 USPS R ETAIL N ETWORK L AST M ILE S OLUTION S HIPMENT V IA C ARRIER D ROP OFF AT USPS R ETAIL P ROPERTY D ELIVERY TO H OME BY USPS

1 . 44% 1.34% 1.41% 1.21% 1 . 32% 1.30% 1.28% 1.22% 1.35% 1 . 36% 1.00% 1 . 10% 1 . 20% 1.30% 1.40% 1.50% 1.60 % F Y 2 0 1 0 FY2012 FY2014 FY2016 FY2018 USPS Financial Overview Strong Focus on Revenue Growth & Labor Cost Management ▪ Digital world provides opportunities and challenges to USPS revenue ▪ USPS is a self - supporting, independent federal agency that receives no government appropriations ▪ Business profitability is primarily driven by personnel and related costs, that comprise 76% of its operating expenses in FY 2018 ▪ POStPlan (Phase 2: Network Rationalization) was completed in February 2015 – aligning office hours, staffing and facilities − Generated an estimated $500 million in annual cost savings ▪ Rental expense makes up less than 1.4% of the USPS’s operating expenses Source: USPS Annual 10 - K 2009 - 2018 11 L EASE R ENTAL E XPENSE AS A % OF O PERATING E XPENSES B REAKDOWN OF O PERATING E XPENSES : FY 2018 Retiree Health Benefits 6 . 0 % T r an s po r tat i o n 10.6% Unfunded Retirement Benefits A m o r t i z at i o n 3.2% Rent 1.4 % All Other O pe r at i n g E x pen s e s 11.6% C o m pen s at i o n & Benefits 67.2%

USPS Property Overview

Highly Fragmented Ownership

- The USPS operated 31,324 properties consisting of 273.7 million square feet, as of September 30, 2018
- 23,147 properties were owned by individuals and leased back to the USPS
  - Lease payments in fiscal year 2018 totaled approximately $1.0 billion, representing only 1.4% of the USPS's operating expense
- Leased properties have a highly fragmented ownership
  - There were 16,383 unique owners of which the top 10 owners held an estimated 2,592 properties, accounting for only 11.2% of the leased properties, as of March 31, 2017

USPS Properties by Units


USPS Owned Properties 26.3%
GSA Leased Properties 0.9%
Commercial Properties 72.8%

USPS Properties by Square Feet


Commercial Properties 28.9%
USPS Owned Properties 70.5%
GSA Leased Properties 0.6%

Source: USPS 2018 Annual Report to Congress, USPS 2018 10-K, REAC Report

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Postal Realty Trust, Inc. Portfolio Overview

Attractive Portfolio Fundamentals

Diversified Portfolio

Portfolio Highlights	
Locations	274 Properties (42 States)
Maximum Concentration by Rent	11.1% (PA)
Total Square Footage	908,338 sq. ft.
Property Type	USPS
Occupancy	100%
GSA Leases	0.0%
Commercial Leases	100.0%

Pipeline Overview	
Properties Under Defintive Agreements	14 Properties
Aggregate Purchase Price - Definitive Agreements	$5.4 Million
Properties Under Non-Binding Agreements	154 Properties
Aggregate Purchase Price - Non-Binding Agreements	$43.7 Million
Aggregate Price for Properties in Discussions	Over $100.0 Million



Portfolio By % of Aggregate Interior Sq Ft


West
5%
Midwest
39%
South
19%
Northeast
37%

Portfolio By % of Annualized Gross Rent(1)


West
5%
Midwest
35%
South
32%
Northeast
28%

Source: Company Filings

(1) Annualized gross rent is calculated by multiplying (a) contractual rent for the month ended June 30, 2019 by (b) 12 for all Purchased Properties

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L EASE R ETENTION R ATE FOR PSTL' S O WNED AND M ANAGED P ROPERTIES Driving Organic Growth Achieving Attractive Returns by Institutionalizing the Postal Management Space ▪ Fragmented nature of postal asset ownership creates an opportunity to enhance returns through professional management, economies of scale and lower cost of capital ▪ Substantial opportunity exists to increase property returns through operational efficiencies not available to smaller property owners ▪ National relationships with building contractors and materials and insurance vendors can improve acquisition yields ▪ Weighted average lease retention rate of 97.7% over the past ten years Source: REAC Report, Company Filings 15 96.7% 94.7% 98.9% 96.9% 96.7% 97.8% 99.4% 99.2% 98.4% 96.3% 94 . 0% 93 . 0% 92 . 0% 95 . 0% 96 . 0% 97 . 0% 98 . 0% 99 . 0% 10 0 . 0% 20 0 9 20 1 0 20 1 1 20 1 6 20 1 7 20 1 8 20 1 2 20 1 3 20 1 4 20 1 5 Retention Rate for PSTL's Owned and Managed Properties

Lease Rollover Drives Significant Upside Upcoming Lease Expirations Provide Organic Growth Opportunity 16 ▪ Leases are typically five year flat ▪ Efficient lease renewal process ▪ Well positioned lease expiration schedule with most leases expiring after 2022 Year Number of Leases Sq. Ft. Annual Rent (1) 2019 10 36,452 $359,741 2020 37 140,110 $1,699,630 2021 21 60,956 $522,282 2022 152 (2) 367,252 $2,819,359 Thereafter 54 303,568 $3,425,474 Total 274 908,338 $8,826,485 L EASE E XPIRATIONS ( BY A NNUAL R ENT ) (1) ($ in thousands) $359.7 $1 , 699.6 $522.3 $2 , 819.4 $3 , 425.5 $0 $5 0 0 $1 , 500 $1 , 000 $2 , 000 $2 , 500 $3 , 000 $3 , 500 $4 , 000 20 1 9 20 2 0 20 2 1 20 2 2 Thereafter Source: Company Filings (1) Expiring rent calculated on last contractual rent paid monthly annualized (2) 135 of the 152 leases set to expire are under a master lease that expires in 2022

Financial Overview

Highlights for Period Ended June 30, 2019 ▪ Funds from Operations (FFO) for the quarter was $479,978, or $0.07 per diluted share ▪ Adjusted Funds from Operations (AFFO) for the quarter was $689,509, or $0.10 per diluted share ▪ Rental revenue increased 32.2% year - over - year to $1.86 million due to the Company’s formation transactions ▪ Paid an initial pro - rated cash dividend of $0.063 per share of Class A common stock for the period from May 17, 2019 to June 30, 2019 Highlights Subsequent to Quarter End ▪ Closed the previously announced acquisition of three properties for $4.4 million during the second quarter – Properties comprise 36,495 square feet with an average rental rate of $11.66 per square foot, and a weighted average lease term of 4.2 years – Expected weighted average cap rate is between 7% to 9% ▪ Announced definitive agreement to acquire 14 properties for $5.4 million. Each deal is expected to close during the second half of 2019 – The properties comprise 60,865 square feet with an average rental rate of $8.58 per square foot and a weighted average remaining lease term of 2.4 years ▪ Entered into non - biding agreements to acquire 154 properties for $45 million, inclusive of approximately $14 million of OP units Recent Financial Highlights Source: Company Filings 18

Balance Sheet Poised for Growth 19 Source: Company Filings As of June 30, 2019 $ in Actuals Debt Mortgage Debt $2,853,655 Total Debt $2,853,655 Total Assets $76,195,1 2 1 Debt / Assets 3.7% Total Equity $57,986,6 9 2 Debt / Equity 4.9% $52 .8 $109.2 $112.0 $110.4 $112.3 $2,357.0 $ 0 .0 $2,000.0 $1,600.0 $1,200.0 $ 8 0 0 .0 $ 4 0 0 .0 $2,400.0 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 Thereafter ▪ Raised net proceeds from initial public offering of $71.1 million by issuing 4.5 million shares at $17.00 per share – Used proceeds to acquire 81 properties in the Company’s formation transaction for $29.0 million and paid down $31.7 million of mortgage debt ▪ Ended the most recent period with $11.7 million of cash on hand and total indebtedness of $2.9 million – Weighted average interest rate of 4.4% ▪ Signed non - binding term sheet with People’s United bank for a $100 million credit facility – 170 BPS base rate which will be adjusted based on leverage plus one - month LIBOR ▪ With minimal debt and credit available under the facility, PSTL is well capitalized to execute on its pipeline F UTURE P RINCIPAL P AYMENTS B ALANCE S HEET O VERVIEW ($ in thousands) $2,800.0

Investment Highlights 20 UNTAPPED MARKET OPPORTUNITY TO ROLL UP A FRAGMENTED PROPERTY SECTOR THAT HAS YET TO BE INSTITUTIONALIZED POSTAL PROPERTIES ARE VITAL FOR E - COMMERCE AND LAST - MILE DELIVERY STRONG RISK ADJUSTED RETURNS MANAGEMENT TEAM AND BOARD POSSESS DECADES OF POST OFFICE EXPERIENCE LARGE, STABLE TENANT PROVIDES RELIABLE CASH FLOWS